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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    August 13, 2002
                                                    (August 13, 2002)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-10410                     62-1411755
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


        ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                         89119
(Address of Principal Executive Offices)                         (Zip Code)


                                 (702) 407-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, Harrah's Entertainment, Inc. (the "Company") filed with the Securities and Exchange Commission, as correspondence, a Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 executed by Philip G. Satre, Chief Executive Officer, and Charles L. Atwood, Chief Financial Officer, as to the compliance with law of the Company's Form 10-Q for the quarter ended June 30, 2002, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

                99(1) Text of Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 12, 2002.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARRAH'S ENTERTAINMENT, INC.


Date: August 13, 2002                    By: /s/ Brad L. Kerby
                                             -----------------------------------
                                             Name:   Brad L. Kerby
                                             Title:  Vice President, Corporate
                                                     Counsel, and Secretary





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